SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 13, 2004
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                              GILMAN + CIOCIA, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        000-22996                                         11-2587324
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(Commission File Number)                    (IRS Employer Identification Number)

                11 Raymond Avenue, Poughkeepsie, New York, 12603
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (845)486-0900
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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits: 99.1 Gilman + Ciocia, Inc., press release issued May 13, 2004, announcing results of operations for the third fiscal quarter ended March 31, 2004.

ITEM 12. Results of Operations and Financial Condition

On May 13, 2004, Gilman + Ciocia, Inc., (the "Company") issued a press release announcing financial results for the third fiscal quarter ended March 31, 2004. The entire text of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GILMAN + CIOCIA, INC.


                                         By: /s/ Michael P. Ryan
                                             -----------------------------------
                                         Name:  Michael P. Ryan
                                         Title: Chief Executive Officer
Dated: May 13, 2004


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